UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 8, 2012

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 8, 2012, AspenBio Pharma, Inc. (the “Company”) issued a press release titled — “AspenBio Pharma to Provide Shareholders with Business Update.”   The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Press release, dated August 8, 2012 issued by AspenBio Pharma, Inc., titled “AspenBio Pharma to Provide Shareholders with Business Update.”

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: August 8, 2012	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer